                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                     --------------------------------------


                                  FORM 8-K/A#1
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934
                     --------------------------------------


         Date of Report (date of earliest event reported): May 29, 1998


                     --------------------------------------


                              DELTEK SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)


                     --------------------------------------




                   VIRGINIA                                   0-22001                              54-1252625
(State or other jurisdiction of incorporation)        (Commission File Number)        (I.R.S. Employer Identification No.)

                  8280 GREENSBORO DRIVE, MCLEAN, VIRGINIA 22102
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (703) 734-8606

            This Amendment No. 1 to the Current Report of Deltek Systems, Inc. (the "Company" or "Deltek") on Form 8-K dated May 29, 1998 relates to the Company's completion of the acquisition of Harper & Shuman, Inc. ("H&S") pursuant to the terms of a certain Agreement and Plan of Reorganization dated May 27, 1998 (the "Agreement") between the Company, the Purchaser, H&S, Chester
A. Shuman, the Harper and Shuman Employee Stock Ownership Plan and Trust, and other shareholders of Harper and Shuman, as named in the Agreement. The purpose of this Amendment is to amend Item 7 to provide the required financial statements of Harper & Shuman, Inc. and the required pro forma financial information relating to the business combination between the Company and Harper & Shuman, Inc.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

            (a)         Financial Statements

            The financial statements of Deltek Systems, Inc. and notes to financial statements and auditors report are incorporated herein by reference from the Company's Annual Report on Form 10-K (File no. 0-22001) for the year ended December 31, 1997 filed with the Securities and Exchange Commission on March 30, 1998. The March 31, 1998 unaudited quarterly financial statements are also incorporated herein by reference from the Company's Form 10-Q filed with the Securities and Exchange Commission.

            The financial statements of Harper & Shuman, Inc. ("H&S") and notes to financial statements and auditors report for the years ended December 31, 1997 and 1996, are submitted herewith. The unaudited Harper & Shuman, Inc. March 31, 1998 quarterly financial statements are also submitted herewith.

                                TABLE OF CONTENTS


Harper and Shuman, Inc. Financial Statements:
                                                                             4
Independent Auditors' Report

December 31, 1997 and 1996 Financial Statements:

      Balance Sheets                                                         5

      Statements of Operations                                               6

      Statements of Changes in Shareholders' Equity                          7

      Statements of Cash Flows                                               8

      Notes to Financial Statements                                          9

Unaudited March 31, 1998 and 1997                                           14
   Financial Statements
                                                                            19
Unaudited Pro Forma Financial
   Statements

             [TOFIAS, FLEISHMAN, SHAPIRO & CO., P.C. LETTERHEAD]


                          Independent Auditors' Report





The Board of Directors and Shareholders
Harper and Shuman, Inc.



We have audited the accompanying balance sheets of Harper and Shuman, Inc. as of December 31, 1997 and 1996, and the related statements of operations, changes in shareholders' equity and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Harper and Shuman, Inc. as of December 31, 1997 and 1996, and the results of its operations and its cash flows for the years then ended in conformity with generally accepted accounting principles.


/s/ TOFIAS, FLEISHMAN, SHAPIRO & CO., P.C.


May 15, 1998

                            HARPER AND SHUMAN, INC.

                                 BALANCE SHEETS

                                  DECEMBER 31,

                                                           1997            1996
ASSETS
Current assets:
 Cash and cash equivalents                             $   610,634      $ 1,047,518
 Accounts receivable, less allowance for doubtful
  accounts of $151,000 and $70,000 respectively          1,103,924        1,068,457
 Refundable taxes on income                                 71,000           55,000
 Prepaid expenses and other current assets                  78,657          172,084
 Deferred taxes on income                                  127,000          103,500
                                                       -----------      -----------

  TOTAL CURRENT ASSETS                                   1,991,215        2,446,559
                                                       -----------      -----------

Equipment and improvements:
 Furniture and equipment                                 2,744,932        2,516,563
 Leasehold improvements                                    106,531          106,531
                                                       -----------      -----------

                                                         2,851,463        2,623,094
 Less accumulated depreciation                           2,510,768        2,332,140
                                                       -----------      -----------

                                                           340,695          290,954
                                                       -----------      -----------

Software development costs, net of accumulated
 amortization of $8,704 in 1997                             17,418           26,122
                                                       -----------      -----------

  TOTAL ASSETS                                         $ 2,349,328      $ 2,763,635
                                                       ===========      ===========

LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities:
 Accounts payable and accrued expenses                 $   855,620      $   627,333
 Current maturities of long-term debt                       47,500           64,167
 Deferred revenue                                          295,440              -
 Income taxes payable                                       41,002              -
 Customer deposits                                           1,750        1,234,629
                                                       -----------      -----------

  TOTAL CURRENT LIABILITIES                              1,241,312        1,926,129
                                                       -----------      -----------

Long-term debt                                              38,750           80,000
                                                       -----------      -----------

Deferred taxes on income                                     7,000           10,500
                                                       -----------      -----------

Shareholders' equity:
 Common stock, $1 par value
  Authorized 150,000 shares
  Issued and outstanding 121,610 and 125,892
   shares respectively                                     121,610          125,892
 Retained earnings                                         940,656          621,114
                                                       -----------      -----------

                                                         1,062,266          747,006
                                                       -----------      -----------

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY             $ 2,349,328      $ 2,763,635
                                                       ===========      ===========


The accompanying notes are an integral part of the financial statements.       5

                            HARPER AND SHUMAN, INC.

                            STATEMENTS OF OPERATIONS

                            YEARS ENDED DECEMBER 31,



                                                                          1997            1996
Sales, net                                                            $ 8,864,407     $ 6,931,001

 Cost of goods sold                                                     2,613,598       2,455,041
                                                                      -----------     -----------

                                                                        6,250,809       4,475,960
                                                                      -----------     -----------

 Operating expenses:
  Research and development                                                681,495         731,824
  Selling and administrative                                            4,883,281       3,781,306
  Profit sharing and employee stock ownership
   plan contributions                                                      60,500          52,500
                                                                      -----------     -----------

                                                                        5,625,276       4,565,630
                                                                      -----------     -----------

Income/(loss) from operations                                             625,533         (89,670)
                                                                      -----------     -----------

 Other income/(expense):
  Interest income                                                          46,144          23,448
  Interest expense                                                        (11,054)        (13,730)
                                                                      -----------     -----------

                                                                           35,090           9,718
                                                                      -----------     -----------

Income/(loss) before provision for/(benefit from) taxes on income         660,623         (79,952)

 Provision for/(benefit from) taxes on income                             264,000         (39,000)
                                                                      -----------     -----------

Net income/(loss)                                                     $   396,623     $   (40,952)
                                                                      ===========     ===========


The accompanying notes are an integral part of the financial statements.       6

                            HARPER AND SHUMAN, INC.

                 STATEMENTS OF CHANGES IN SHAREHOLDERS' EQUITY

                     YEARS ENDED DECEMBER 31, 1997 AND 1996



                                           COMMON STOCK                 ADDITIONAL
                                    SHARES                                PAID-IN            RETAINED
                                  OUTSTANDING           AMOUNT            CAPITAL            EARNINGS            TOTAL
Balance, December 31,
 1995                                 127,672        $   127,672        $    28,854        $   665,252        $   821,778

 Net loss                                -                  -                  -               (40,952)           (40,952)

 Purchase and retirement of
  common stock from ESOP               (1,780)            (1,780)           (28,854)            (3,186)           (33,820)
                                  -----------        -----------        -----------        -----------        -----------

Balance, December 31,
 1996                                 125,892            125,892               -               621,114            747,006

 Net income                              -                  -                  -               396,623            396,623

 Purchase and retirement of
  common stock from ESOP               (4,282)            (4,282)              -               (77,081)           (81,363)
                                  -----------        -----------        -----------        -----------        -----------

Balance, December 31,
 1997                                 121,610        $   121,610        $      -           $   940,656        $ 1,062,266
                                  ===========        ===========        ===========        ===========        ===========


The accompanying notes are an integral part of the financial statements.       7

                            HARPER AND SHUMAN, INC.

                            STATEMENTS OF CASH FLOWS

                            YEARS ENDED DECEMBER 31,



                                                              1997             1996
CASH FLOWS FROM OPERATING ACTIVITIES:
 Net income/(loss)                                       $    396,623      $    (40,952)
                                                         ------------      ------------

 Reconciliation to cash flow:
  Bad debt expense                                             81,000            (2,000)
  Depreciation                                                178,628           127,739
  Amortization                                                  8,704               -
  Deferred taxes on income                                    (27,000)          (42,000)
  Change in:
   Accounts receivable                                       (116,467)         (210,360)
   Refundable taxes on income                                 (16,000)            7,000
   Prepaid expenses and other current assets                   93,427          (170,654)
   Accounts payable and accrued expenses                      228,287          (240,912)
   Deferred revenue                                           295,440           (19,773)
   Income taxes payable                                        41,002               -
   Customer deposits                                       (1,232,879)        1,228,192
                                                         ------------      ------------

   Total adjustments                                         (465,858)          677,232
                                                         ------------      ------------

   Net cash provided by/(used in) operating activities        (69,235)          636,280
                                                         ------------      ------------

CASH FLOWS FROM INVESTING ACTIVITIES:
 Software development costs                                        -            (26,122)
 Purchase of equipment                                       (228,369)         (173,792)
                                                         ------------      ------------

   Net cash used in investing activities                     (228,369)         (199,914)
                                                         ------------      ------------

CASH FLOWS FROM FINANCING ACTIVITIES:
 Purchase of common stock from ESOP                           (81,363)          (33,820)
 Proceeds from notes payable                                   75,000           100,000
 Repayment of notes payable                                  (132,917)          (51,666)
                                                         ------------      ------------

   Net cash provided by/(used in) financing activities       (139,280)           14,514
                                                         ------------      ------------

Net increase/(decrease) in cash and cash equivalents         (436,884)          450,880

Cash and cash equivalents, beginning                        1,047,518           596,638
                                                         ------------      ------------

Cash and cash equivalents, ending                        $    610,634      $  1,047,518
                                                         ============      ============


The accompanying notes are an integral part of the financial statements.       8

                             HARPER AND SHUMAN, INC.

                          NOTES TO FINANCIAL STATEMENTS

                           DECEMBER 31, 1997 AND 1996

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     REVENUE RECOGNITION
     The Company recognizes revenue from sales of software licenses upon delivery of the software product to a customer, unless the Company has significant related obligations remaining, such as installation services. When significant obligations remain after the software product has been delivered, revenue is not recognized until such obligations have been completed or are no longer significant.

     Revenue from post contract customer support is recognized over the period the customer support services are provided and software services revenue is recognized as services are performed.

     SOFTWARE DEVELOPMENT COSTS
     Capitalization of software development costs begins upon the establishment of technological feasibility. The establishment of technological feasibility and the ongoing assessment of recoverability of capitalized software development costs requires considerable judgment by management with respect to certain external factors, including, but not limited to, technological feasibility, anticipated future gross revenues, estimated economic life and changes in software and hardware technologies.

     Capitalized software development costs are amortized using the straight-line method over the remaining estimated economic useful life of the product. Software development costs are being amortized over 36 months. All other research and development expenditures are charged to research and development expense in the period incurred.

     EQUIPMENT AND IMPROVEMENTS
     Equipment and improvements are stated at cost. Major additions and improvements are capitalized, while repairs and maintenance are charged to expense as incurred. Depreciation is provided principally by use of an accelerated method at rates which are intended to amortize the cost of these assets over their estimated useful lives. A summary of estimated useful lives is as follows:

                   CLASSIFICATION                          ESTIMATED USEFUL LIVES
              Computer equipment                                      5 years
              Furniture and fixtures                                  7 years
              Leasehold improvements                               31.5 years

     CASH AND CASH EQUIVALENTS
     Cash equivalents include money market accounts and short-term investments with maturities of three months or less.

     INCOME TAXES
     Deferred taxes on income have been recorded to recognize the estimated future tax consequences attributable to the cumulative temporary differences between financial statement and tax basis of assets and liabilities.

                             HARPER AND SHUMAN, INC.

                          NOTES TO FINANCIAL STATEMENTS

                           DECEMBER 31, 1997 AND 1996


NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONT'D)

     ADVERTISING COSTS
     Advertising costs are expensed as incurred. Advertising expense for 1997 and 1996 totalled $218,400 and $43,500 respectively.

     USE OF ESTIMATES
     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could vary from the estimates that were used.


NOTE 2  - LINE OF BUSINESS

The Company is a Massachusetts corporation that provides computer software and consulting services to architectural, engineering, environmental and other professional service companies throughout the United States. Products include comprehensive system packages for project control and accounting. Systems can be installed on a customer's hardware, or the Company will supply a complete turn-key system.


NOTE 3 - LINE OF CREDIT

The Company has a $300,000 revolving line of credit agreement with a bank extending to June, 1998. Advances bear interest at the bank's prime rate plus
 .75%, adjusted by the bank from time to time. Borrowings are limited to 70% of qualified accounts receivable balances. Principal is due on demand, and the line is secured by all of the Company's business assets. The agreement contains certain restrictive covenants including maintenance of certain levels of working capital and profitability. At December 31, 1997 and 1996, there were no balances outstanding under this agreement.


NOTE 4 - LONG-TERM DEBT

At December 31, long-term debt consists of the following:

                                                                                          1997                1996
         Note payable to a bank at the bank's prime rate plus 1% (9.5% at
         December 31, 1997), principal due in monthly instalments of $2,778,
         plus interest, to June, 1999, secured by equipment.                            $   -               $83,334

         Note payable to a bank at the bank's prime rate plus 1% (9.5% at
         December 31, 1997), principal due in monthly instalments of $3,125,
         plus interest, to July, 1999, secured by all business assets.                    56,250               -

                             HARPER AND SHUMAN, INC.

                          NOTES TO FINANCIAL STATEMENTS

                           DECEMBER 31, 1997 AND 1996


NOTE 4 - LONG-TERM DEBT (CONT'D)

                                                                                          1997                1996
         Note payable to former shareholder at the bank's prevailing prime interest rate (8.5% at December 31, 1997) with principal due in annual
         instalments of $10,000, plus interest through June 1, 2000.                     $30,000            $40,000

         Note payable to a bank at the bank's prime rate plus 1.25% (9.75% at
         December 31, 1997), principal due in monthly instalments of $2,083,
         plus interest, to September, 1997, secured by equipment.                           -                20,833
                                                                                         -------            -------

                                                                                          86,250            144,167
         Less current maturities                                                          47,500             64,167
                                                                                         -------            -------

                                                                                         $38,750            $80,000
                                                                                         =======            =======

Approximate future annual maturities over the remaining period of indebtedness are as follows:

                  1998                       $ 47,500
                  1999                         28,750
                  2000                         10,000


NOTE 5 - COMMITMENTS

From January 1, 1996 through November 30, 1997, the Company leased its Massachusetts office facilities from Moulton Street Associates, a partnership of which a partner is also a shareholder of the Company. During November, 1997 the building was sold to Moulton Street Realty Trust, an unrelated party. The lease, which is classified as an operating lease, calls for future minimum annual rentals of $307,646 through May 31, 2002. In addition to the basic monthly rental, the lease requires payment of the excess of utilities, taxes and maintenance costs over the base-year cost of these items. Rent expense for 1997 and 1996 was $330,164 and $357,508 respectively. Rent expense has been reduced for 1997 and 1996 by $33,309 and $36,458 respectively for sublease rental income. Rents paid to Moulton Street Associates in 1997 and 1996 totalled $304,527 and $357,508 respectively.

                             HARPER AND SHUMAN, INC.

                          NOTES TO FINANCIAL STATEMENTS

                           DECEMBER 31, 1997 AND 1996


NOTE 6 - TAXES ON INCOME

For the years ended December 31, the provision for/(benefit from) taxes on income consisted of the following:

                                                                     1997              1996
                        Current:
                         State                                    $ 60,000           $ 3,000
                         Federal                                   231,000              -
                                                                  --------           -------

                                                                   291,000             3,000
                                                                  --------           -------

                        Deferred:
                         State                                   (   5,400)         (  8,400)
                         Federal                                 (  21,600)         ( 33,600)
                                                                  --------           -------

                                                                 (  27,000)         ( 42,000)
                                                                  --------           -------

                        Provision for/(benefit from)
                          taxes on income                         $264,000          ($39,000)
                                                                  ========           =======

Deferred tax assets result from temporary differences in accounting for bad debts and accrued vacation for financial reporting and income tax purposes. Deferred tax liabilities result from differences for accounting for capitalized software costs. Net operating loss carryforwards of $66,200 were used to offset taxes in 1997.


NOTE 7 - PROFIT SHARING PLAN

The Company has a profit sharing plan for qualified employees. Contributions to the plan are authorized annually by the Board of Directors. Contributions to the plan in both 1997 and 1996 were $50,000.


NOTE 8 - STOCK OPTIONS

The Company's Incentive Stock Option Plan provides for the grant to key employees of qualified options to purchase the Company's common stock at a board-determined option price not less than the fair market value at date of grant. At December 31, 1997 and 1996, options for 750 shares were outstanding and exercisable to purchase shares of the Company's common stock at $18 per share. Options expire in 1999. The Company has reserved 750 shares of stock for issuance upon exercise of these options.

                             HARPER AND SHUMAN, INC.

                          NOTES TO FINANCIAL STATEMENTS

                           DECEMBER 31, 1997 AND 1996


NOTE 9 - EMPLOYEE STOCK OWNERSHIP PLAN

The Company has in effect an Employee Stock Ownership Plan (ESOP) for qualified employees. Under the plan, the Company makes annual contributions of cash. The amount of the annual contribution is at the discretion of the Board of Directors, except that the minimum amount must be sufficient to enable the trust to meet its current obligations. Contributed compensation costs were $10,500 and $2,500 for 1997 and 1996 respectively.


NOTE 10 - CASH FLOWS INFORMATION

During 1997 and 1996, cash paid for the items as indicated was as follows:

                                                                1997               1996
                  Interest                                    $ 11,430           $33,932

                  Income taxes                                $280,780           $ 2,650


NOTE 11 - CONCENTRATION OF CREDIT RISK

The Company maintains its cash and cash equivalents at several financial institutions. Balances deposited in commercial banks are insured by the FDIC for up to $100,000. At times, balances in these accounts exceed federally insured limits. The Company has not experienced any losses in such accounts and believes it is not exposed to any significant credit risk on cash and cash equivalents.

                             HARPER SHUMAN, INC.
                                BALANCE SHEETS


                                                          MARCH 31, 1998 (UNAUDITED)     DECEMBER 31, 1997 (AUDITED)
                                                          --------------------------     ---------------------------
ASSETS
Cash and marketable securities                            $                  891,000     $                   610,000
Accounts receivable, net                                                     963,000                       1,104,000
Deferred income taxes                                                         23,000                         127,000
Prepaid and other current assets                                             596,000                         150,000
                                                         ------------------------------------------------------------
Total current assets                                                       2,473,000                       1,991,000

Furniture, equipment, and leasehold improvements, net                        326,000                         341,000
Computer software development costs, net                                      15,000                          17,000
Other assets                                                                  16,000                              --
                                                         ------------------------------------------------------------
Total assets                                              $                2,830,000     $                 2,349,000
                                                         ============================================================


LIABILITIES AND SHAREHOLDERS' EQUITY
Accounts payable and accrued expenses                     $                  754,000     $                   856,000
Income taxes payable                                                         307,000                          41,000
Deferred income taxes                                                          7,000                          18,000
Deferred revenue                                                             521,000                         297,000
Other liabilities                                                             77,000                          74,000
                                                         ------------------------------------------------------------
  Total current liabilities                                                1,666,000                       1,286,000
                                                         ------------------------------------------------------------

SHAREHOLDERS' EQUITY
    Common stock,                                                            122,000                         122,000
Retained earnings                                                          1,042,000                         941,000
                                                         ------------------------------------------------------------
                                                                           1,164,000                       1,063,000
                                                         ------------------------------------------------------------
       Total liabilities and shareholders' equity         $                2,830,000     $                 2,349,000
                                                         ============================================================

                            HARPER AND SHUMAN, INC.
                              STATEMENTS OF INCOME
                                  (UNAUDITED)


                                                                 THREE MONTHS ENDED MARCH 31
                                                            -------------------------------------
Revenues:                                                         1998                   1997
                                                                  ----                   ----
             License fees                                         $937,000            $1,155,000
             Services                                            1,252,000               948,000

             Third-party equipment and software                    253,000               122,000
                                                            -------------------------------------
                                                                 2,442,000             2,225,000

Operating expenses:
             Cost of software                                       78,000                76,000
             Cost of services                                      694,000               530,000
             Cost of third-party equipment and software            172,000                77,000
             Software development                                  453,000               352,000
             Sales and marketing                                   611,000               517,000
             General and administrative                            267,000               331,000
                                                            -------------------------------------
                  Total operating expenses                       2,275,000             1,883,000
                                                            -------------------------------------
Income from operations                                             167,000               342,000
Interest income                                                      1,000                 2,000
                                                            -------------------------------------
Income before income taxes                                         168,000               344,000
Provision for income taxes                                          67,000               138,000
                                                            -------------------------------------
Net income                                                        $101,000              $206,000
                                                            =====================================

                             HARPER & SHUMAN, INC.
                            STATEMENT OF CASH FLOWS
                                  (UNAUDITED)

                                                                               THREE MONTHS ENDED MARCH 31,
                                                                          --------------------------------------
                                                                                 1998                1997
                                                                                 ----                ----
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income                                                                     $101,000            $206,000
                                                                  ------------------------------------------

Reconciliation to cash flow:
    Depreciation and amortization                                                48,000              40,000
    Change in:                                                                        -                   -
         Accounts receivable                                                    141,000             250,000
         Deferred income taxes                                                  104,000                   -
         Prepaid expenses and other current assets                             (446,000)            109,000
         Other assets                                                           (16,000)                  -
         Accounts payable and accrued expenses                                 (102,000)             23,000
         Deferred revenue                                                       224,000            (728,000)
         Income taxes payable                                                   266,000             119,000
         Deferred income taxes                                                  (11,000)                  -
         Other liabilities                                                        3,000                   -
                                                                  ------------------------------------------

     Total adjustments                                                          211,000            (187,000)
                                                                  ------------------------------------------

     Net cash provided by/(used in) operating activities                        312,000              19,000
                                                                  ------------------------------------------

CASH FLOWS FROM INVESTING ACTIVITIES:
    Sale (purchase) of marketable securities                                    245,000            (613,000)
    Purchase of property and equipment                                          (31,000)            (48,000)
                                                                  ------------------------------------------

     Net cash provided by/(used in) investing activities                        214,000            (661,000)
                                                                  ------------------------------------------

Net increase/(decrease) in cash and cash equivalents                            526,000            (642,000)
                                                                  ------------------------------------------

Cash and cash equivalents, beginning                                             31,000           1,048,000
                                                                  ------------------------------------------

Cash and cash equivalents, ending                                              $557,000            $406,000
                                                                  ==========================================

                             HARPER & SHUMAN, INC.
                    UNAUDITED NOTES TO FINANCIAL STATEMENTS



1.  Basis of Presentation

The condensed financial statements included herein have been prepared by Harper & Shuman, Inc. (the "Company"), without audit, pursuant to the rules and regulations of the Securities and Exchange Commission. Certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted pursuant to such rules and regulations. However, the Company believes that the disclosures are adequate to make the information presented not misleading. These condensed financial statements should be read in conjunction with the financial statements and notes thereto for the year-ended December 31, 1997, included in the Deltek Systems, Inc. Form 8-K herein.

2.  Acquisition by Deltek Systems, Inc.

On May 27, 1998, the Company entered into an agreement and plan of reorganization with Deltek Systems, Inc ("Deltek"). The transaction was consummated on May 29, 1998 and resulted in Company shareholders receiving approximately 690,000 shares of Deltek common stock in exchange for all of the outstanding shares of the Company. This transaction will be accounted for as a pooling-of-interests.

(b)   Pro Forma Financial Information

      The following unaudited balance sheet as of March 31, 1998 is based on the historical unaudited financial statements of Deltek (incorporated herein by reference as noted above) and on the historical audited financial statements of H&S included in this report. The unaudited pro forma financial statements of operations for the year ended December 31, 1997 and for the three months ended March 31, 1998 give effect to the Transaction as if it had occurred at the beginning of each period and the unaudited pro forma balance sheet has been prepared as if the Transaction had occurred on that date. The Unaudited Pro Forma Financial Statements are not intended to be indicative of either future results of operations or results that might have been achieved had the merger been consummated at the dates indicated.

      The pro forma adjustments are based upon currently available information and upon certain assumptions that management believes are reasonable. The Transaction is being accounted for under the pooling of interests method of accounting and, accordingly, the historical financial statements of Deltek are retroactively combined with the historical financial statements of Harper & Shuman. As such, these pro forma financial statements became the historical financial statements of Deltek at the date of the acquisition.

                    UNAUDITED PRO FORMA FINANCIAL STATEMENTS

                        UNAUDITED PRO FORMA BALANCE SHEET
                                 MARCH 31, 1998
                                (IN THOUSANDS)

                                                                                                         PRO FORMA
ASSETS                                                 DELTEK    HARPER & SHUMAN     ADJUSTMENTS    COMBINED HISTORICAL
                                                       ------    ---------------     -----------   --------------------
Cash and marketable securities                       $    20,889 $            891    $              $            21,780
Restricted cash                                            5,554                -                                 5,554
Accounts Receivable, net                                  11,738              963                                12,701
Inventories                                                  195                -                                   195
Deferred income taxes                                        963               23                                   986
Prepaid and other current assets                           1,985              596                                 2,581
                                                    ------------------------------                 --------------------
Total current assets                                      41,324            2,473                                43,797
                                                    ------------------------------                 --------------------

Furniture, equipment, and leaseholds, net                  3,042              326                                 3,368
Computer software development costs, net                   2,593               15                                 2,608
Other assets                                                 128               16                                   144
                                                    ------------------------------                 --------------------
Total assets                                         $    47,087 $          2,830                   $            49,917
                                                    ==============================                 ====================


LIABILITIES AND SHAREHOLDERS' EQUITY
Accounts payable and accrued expenses                $     4,778 $            754    $     1,096 (a)$             6,628
Income taxes payable                                       1,599              307                                 1,906
Deferred income taxes                                      1,156                7                                 1,163
Deferred revenue                                          11,373              521                                11,894
Other liabilities                                               -              77                                    77
                                                    -------------------------------------------------------------------
  Total current liabilities                               18,906            1,666          1,096                 21,668
                                                    -------------------------------------------------------------------

Shareholders' equity:
Common stock,                                                 17              122           (121)(b)                 18
Paid in capital                                           18,251                -            121                 18,372
Retained earnings                                         10,299            1,042         (1,096)                10,245
                                                    -------------------------------------------------------------------
                                                          28,567            1,164         (1,096)                28,635
Less unearned compensation                                   386                -              -                    386
                                                    -------------------------------------------------------------------
    Total shareholders' equity                            28,181            1,164         (1,096)                28,249
                                                    -------------------------------------------------------------------
         Total liabilities and shareholders' equity  $    47,087 $          2,830    $       -      $            49,917
                                                    ===================================================================

       (a) Pro forma adjustment reflects the estimated legal, accounting, investment banking and other fees associated with the combining of the two companies that will be expensed upon closing of the transaction.

       (b) Pro forma adjustment reflects the exchange of 121 shares of Harper and Shuman at $1.00 par value per share for 686 shares of Deltek at $0.001 par value per share.

                          UNAUDITED PRO FORMA COMBINED
                                INCOME STATEMENT
                   FOR THE THREE MONTHS ENDED MARCH 31, 1998
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                                                                         Pro Forma
                                                           Deltek            Harper & Shuman        Combined Historical
                                                     -------------------    -----------------      ---------------------
Revenues:
    License fees                                      $           4,946      $           937        $             5,883
    Services                                                      9,840                1,253                     11,093
    Third-party equipment and software                              525                  252                        777
                                                     -------------------------------------------------------------------
                                                                 15,311                2,442                     17,753
Operating expenses:
    Cost of software                                                453                   78                        531
    Cost of services                                              4,445                  694                      5,139
    Cost of third-party equipment and software                      431                  172                        603
    Software development                                          2,881                  453                      3,334
    Sales and marketing                                           1,646                  611                      2,257
    General and administrative                                      799                  267                      1,066
                                                     -------------------------------------------------------------------
         Total operating expenses                                10,655                2,275                     12,930
                                                     -------------------------------------------------------------------
Income from operations                                            4,656                  167                      4,823
Interest income                                                     249                    1                        250
                                                     -------------------------------------------------------------------
Income before income taxes                                        4,905                  168                      5,073
Provision for income taxes                                        1,900                   67                      1,967
                                                     -------------------------------------------------------------------
Net income                                            $           3,005      $           101        $             3,106
                                                     ===================================================================

Basic net income per share                            $            0.18                             $              0.18
                                                     ===================                           =====================

Diluted net income per share                          $            0.17                             $              0.17
                                                     ===================                           =====================

Weighted average shares outstanding                              17,047                                          17,733
                                                     ===================                           =====================

Weighted average shares outstanding,
    including the dilutive impact of stock options               17,500                                          18,190
                                                     ===================                           =====================

                          UNAUDITED PRO FORMA COMBINED
                                INCOME STATEMENT
                 FOR THE TWELVE MONTHS ENDED DECEMBER 31, 1997
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                                                                           Pro Forma
                                                            Deltek              Harper and Shuman     Combined Historical
                                                     ---------------------     -------------------   ---------------------
Revenues:
    License fees                                      $            17,415       $           3,628     $           21,043
    Services                                                       29,316                   3,900                 33,216
    Third-party equipment and software                              2,051                   1,336                  3,387
                                                     ---------------------     -------------------   --------------------
                                                                   48,782                   8,864                 57,646
                                                     ---------------------     -------------------   --------------------
Operating expenses:
    Cost of software                                                1,764                     315                  2,079
    Cost of services                                               11,980                   2,395                 14,375
    Cost of third-party equipment and software                      1,690                     941                  2,631
    Software development                                            9,539                   1,675                 11,214
    Sales and marketing                                             4,767                   1,876                  6,643
    General and administrative                                      2,522                   1,036                  3,558
    Acquisition costs                                                 320                       -                    320
                                                     ---------------------     -------------------   --------------------
         Total operating expenses                                  32,582                   8,238                 40,820
                                                     ---------------------     -------------------   --------------------
Income from operations                                             16,200                     626                 16,826
Interest income                                                       746                      35                    781
                                                     ---------------------     -------------------   --------------------
Income before income taxes                                         16,946                     661                 17,607
Provision for income taxes                                          5,634                     264                  5,898
                                                     ---------------------     -------------------   --------------------
Net income                                            $            11,312       $             397     $           11,709
                                                     =====================     ===================   ====================

Basic net income per share                            $              0.68                             $             0.67

Diluted net income per share                          $              0.66                             $             0.65

Weighted average shares outstanding                                16,699                                         17,398
                                                     =====================                           ====================

Weighted average shares outstanding,
    including the dilutive impact of stock options                 17,177                                         17,882
                                                     =====================                           ====================
Pro forma statement of operations data (unaudited):
    Income before provision for income taxes, as
    reported                                                       16,946                                         17,607
    Income tax provision                                            6,516                                          6,780
                                                     ---------------------                           --------------------

    Net income                                                     10,430                                         10,827
                                                     =====================                           ====================

Pro forma basic net income per share                  $              0.62                             $             0.62
                                                     =====================                           ====================

Pro forma diluted net income per share                $              0.61                             $             0.61
                                                     =====================                           ====================

                          UNAUDITED PRO FORMA COMBINED
                                INCOME STATEMENT
                  FOR THE TWELVE MONTHS ENDED DECEMBER 31, 1996
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                                                                                Pro Forma
                                                                  Deltek             Harper and Shuman     Combined Historical
                                                            --------------------    -------------------   ---------------------
Revenues:
    License fees                                             $           12,545      $           1,569     $           14,114
    Services                                                             20,362                  3,981                 24,343
    Third-party equipment and software                                    1,873                  1,381                  3,254
                                                            --------------------    --------------------  --------------------
                                                                         34,780                  6,931                 41,711
                                                            --------------------    --------------------  --------------------
Operating expenses:
    Cost of software                                                      1,318                    259                  1,577
    Cost of services                                                      8,043                  1,801                  9,844
    Cost of third-party equipment and software                            1,536                    980                  2,516
    Software development                                                  6,674                  1,706                  8,380
    Sales and marketing                                                   3,460                  1,540                  5,000
    General and administrative                                            2,283                    735                  3,018
    Stock option compensation                                               867                      -                    867
    Purchased in-process research and development                           394                      -                    394
                                                            --------------------    --------------------  --------------------
         Total operating expenses                                        24,575                  7,021                 31,596
                                                            --------------------    --------------------  --------------------
Income from operations                                                   10,205                    (90)                10,115
Interest income                                                             382                     10                    392
                                                            --------------------    --------------------  --------------------
Income before income taxes                                               10,587                    (80)                10,507
Provision for income taxes                                                   93                    (39)                    54
                                                            --------------------    --------------------  --------------------
Net income                                                   $           10,494      $             (41)    $           10,453
                                                            ====================    ====================  ====================

Basic net income per share                                   $             0.70                            $             0.66
                                                            ====================                          ====================

Diluted net income per share                                 $             0.67                            $             0.64
                                                            ====================                          ====================

Weighted average shares outstanding                                      15,061                                        15,777
                                                            ====================                          ====================

Weighted average shares outstanding,                                     15,560                                        16,282
                                                            ====================                          ====================
    including the dilutive impact of stock options

Pro forma statement of operations data (unaudited):
    Income before provision for income taxes, as reported                10,587                                        10,507
    Income tax provision                                                  4,131                                         4,092
                                                            --------------------                          --------------------

    Net income                                                            6,456                                         6,415
                                                            ====================                          ====================

Pro forma basic net income per share                         $             0.43                            $             0.41
                                                            ====================                          ====================

Pro forma diluted net income per share                       $             0.41                            $             0.39
                                                            ====================                          ====================

                          UNAUDITED PRO FORMA COMBINED
                                INCOME STATEMENT
                FOR THE TWELVE MONTHS ENDED DECEMBER 31, 1995
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                                                                         Pro Forma
                                                             Deltek             Harper and Shuman     Combined Historical
                                                        -----------------      -------------------   ---------------------
Revenues:
    License fees                                        $         9,720        $           1,936     $           11,656
    Services                                                     15,154                    3,922                 19,076
    Third-party equipment and software                            1,975                    1,599                  3,574
                                                        ----------------      -------------------   ---------------------
                                                                 26,849                    7,457                 34,306
                                                        ----------------      -------------------   ---------------------

Operating expenses:
    Cost of software                                                 893                      337                  1,230
    Cost of services                                               5,151                    1,786                  6,937
    Cost of third-party equipment and software                     1,580                    1,170                  2,750
    Software development                                           4,934                    1,643                  6,577
    Sales and marketing                                            2,743                    1,435                  4,178
    General and administrative                                     1,875                      915                  2,790
                                                        -----------------      -------------------   ---------------------
         Total operating expenses                                 17,176                    7,286                 24,462
                                                        -----------------      -------------------   ---------------------
Income from operations                                             9,673                      171                  9,844
Interest income                                                      393                       (9)                   384
                                                        -----------------      -------------------   ---------------------
Income before income taxes                                        10,066                      162                 10,228
Provision for income taxes                                            45                       57                    102
                                                        -----------------      -------------------   ---------------------
Net income                                               $        10,021        $             105     $           10,126
                                                        =================      ===================   =====================

Basic net income per share                               $          0.67                              $             0.64
                                                        =================                            =====================

Diluted net income per share                             $          0.64                              $             0.62
                                                        =================                            =====================

Weighted average shares outstanding                               15,037                                          15,759
                                                        =================                            =====================

Weighted average shares outstanding,                              15,552                                          16,279
                                                        =================                            =====================
    including the dilutive impact of stock options

Pro forma statement of operations data (unaudited):
    Income before provision for income taxes, as reported         10,066                                          10,228
    Income tax provision                                           3,827                                           3,884
                                                        -----------------                            ---------------------

    Net income                                                     6,239                                           6,344
                                                        =================                            =====================

Pro forma basic net income per share                     $          0.41                              $             0.40
                                                        =================                            =====================

Pro forma diluted net income per share                   $          0.40                              $             0.39
                                                        =================                            =====================

PRO FORMA QUARTERLY DATA FOR DELTEK SYSTEMS, INC. CONSOLIDATED STATEMENT OF OPERATIONS
($000'S OMITTED-EXCEPT PER SHARE DATA)


                                                       1ST QTR         2ND QTR         3RD QTR         4TH QTR         1ST QTR
                                                       -------         -------         -------         -------         -------
                                                       3/31/97         6/30/97         9/30/97        12/31/97         3/31/98
                                                       -------         -------         -------        --------         -------
STATEMENT OF OPERATIONS DATA:

REVENUES:
License                                                    4,706           4,809           5,141           6,387             5,883
Services                                                   7,523           7,688           8,736           9,269            11,093
Third party equipment/software sales                         534           1,106             624           1,123               777
                                                    ------------    ------------    ------------    ------------      ------------
                                                          12,763          13,603          14,501          16,779            17,753
                                                    ------------    ------------    ------------    ------------      ------------
COSTS AND EXPENSES:
Cost of software                                             412             511             567             589               531
Cost of services                                           3,087           3,276           3,928           4,084             5,139
Cost of third party                                          417             894             479             841               603
Software development                                       2,605           2,783           2,683           3,143             3,334
Sales and marketing                                        1,427           1,581           1,551           2,084             2,257
General and administrative                                   918             880             887             873             1,066
Acquisition costs                                            -               -               320               -               -
                                                    ------------    ------------    ------------    ------------      ------------
Total costs and expenses                                   8,866           9,925          10,415          11,614            12,930
                                                    ------------    ------------    ------------    ------------      ------------
Operating income                                           3,897           3,678           4,086           5,165             4,823
Interest income, net                                          61             253             236             231               250
                                                    ------------    ------------    ------------    ------------      ------------
Income before income taxes                                 3,958           3,931           4,322           5,396             5,073
Income Tax provision                                         684           1,473           1,640           2,101             1,967
                                                    ------------    ------------    ------------    ------------      ------------
Net Income                                                 3,274           2,458           2,682           3,295             3,106
                                                    ------------    ------------    ------------    ------------      ------------

Basic net income per share                          $       0.20    $       0.14    $       0.15    $       0.19      $       0.18
                                                    ------------    ------------    ------------    ------------      ------------

Diluted net income per share                        $       0.19    $       0.14    $       0.15    $       0.18      $       0.17
                                                    ------------    ------------    ------------    ------------      ------------

Weighted average shares outstanding                       16,537          17,636          17,745          17,687            17,746
                                                    ------------    ------------    ------------    ------------      ------------

Weighted average shares outstanding,
including dilutive effect of stock options                17,002          18,097          18,257          18,157            18,205
                                                    ------------    ------------    ------------    ------------      ------------

Pro forma operating data:
Income before taxes, as reported                           3,958
Income tax provision                                       1,566
                                                    ------------
Net income                                                 2,392
                                                    ------------

Basic net income per share                          $       0.14
                                                    ------------

Diluted net income per share                        $       0.14
                                                    ------------

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                               Deltek Systems, Inc.
                                               (Registrant)


Dated:  July 23, 1998                          By: /s/ ALAN R. STEWART
                                                  ------------------------------
                                                  Alan R. Stewart,
                                                  Chief Financial Officer